Trade and Other Payables	9 Months Ended
Sep. 30, 2025
Disclosure of Trade and Other Payables [Line Items]
Trade and Other Payables

20. Trade and other payables

Trade and other payables are composed of the following:

	September 30, 2025	December 31, 2024
Trade payables	774,927	562,749
Accrued liabilities	7,815	9,895
Other payables	33,987	25,143
Total	816,729	597,787

Trade and other payables are classified as current liabilities as the payment is due within one year or less. Moreover, the carrying amounts are considered to be the same as fair values, due to their short – term nature.

Trade payables correspond to liabilities with Merchants, either related to pay-in transactions processed or pay-out pending at their request. Accrued liabilities mainly correspond to obligations with legal and tax advisors, as well as auditors. Other payables include general administrative expenses and other obligations.